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                                                            EXHIBIT 10.19 (b)






                   DESCRIPTION OF COMPENSATORY ARRANGEMENT
                                   BETWEEN
                            ALLEGHANY CORPORATION
                                     AND
                              PAUL F. WOODBERRY


          Mr. Woodberry receives $190,000 per year from Alleghany for consulting services relating to possible investments and acquisitions which may be made by Alleghany and/or its subsidiaries.